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                                                                      EXHIBIT 24

                               POWER OF ATTORNEY
                       DOBSON COMMUNICATIONS CORPORATION

    We, the undersigned officers and directors of Dobson Communications Corporation (hereinafter, the "Company"), hereby severally constitute Everett R. Dobson, Stephen T. Dobson and Bruce R. Knooihuizen and each of them, severally, our true and lawful attorneys-in-fact with full power to them and each of them to sign for us, and in our names as officers or directors, or both, of the Company, one or more Registration Statements on Form S-4, and any amendments thereto (including post-effective amendments), for the purpose of registering under the Securities Act of 1933 shares of the Company's 12 1/4% Senior Exchangeable Preferred Stock, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and to perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

    DATED this 14th day of April, 1998.

             NAME                                TITLE
------------------------------  ----------------------------------------

    /s/ EVERETT R. DOBSON       Chairman of the Board, President and
------------------------------    Chief Executive Officer (Principal
      Everett R. Dobson           Executive Officer)

    /s/ STEPHEN T. DOBSON
------------------------------  Treasurer, Secretary and Director
      Stephen T. Dobson

   /s/ BRUCE R. KNOOIHUIZEN
------------------------------  Vice President and Chief Financial
     Bruce R. Knooihuizen         Officer (Principal Financial Officer)

    /s/ TRENTON W. LEFORCE
------------------------------  Corporate Controller (Principal
      Trenton W. LeForce          Accounting Officer)

    /s/ RUSSELL L. DOBSON
------------------------------  Director
      Russell L. Dobson

    /s/ JUSTIN L. JASCHKE
------------------------------  Director
      Justin L. Jaschke

   /s/ THADEUS J. MOCARSKI
------------------------------  Director
     Thadeus J. Mocarski